SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 9, 2009	Commission file number 0-9032

SONESTA INTERNATIONAL HOTELS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York
(State or Other Jurisdiction)

13-5648107
(I.R.S. Employer Identification No.)

116 Huntington Avenue, Boston, MA 02116
(Address of principal Executive Offices)

(Registrant’s Telephone Number, Including Area Code): 617-421-5400

Not Applicable
(Former name, former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01: ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 18, 2009, the Company finalized an amendment to a partnership agreement through which the Company owned a 50% limited partnership interest in a partnership formed to redevelop the site of the former Sonesta Beach Resort Key Biscayne.  We refer to our report filed on form 8-K on June 24, 2009 for further details.  A redacted version of the amendment was filed as Exhibit 10.26 to the Company’s quarterly report filed on form 10-Q on August 13, 2009.  At that time, the Company omitted to file various exhibits to the amendment to the partnership agreement.  Attached as Exhibit 10.26 is a copy of the redacted amendment together with all exhibits.  Please note that all exhibits are filed in full without any redactions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

SONESTA INTERNATIONAL HOTELS CORPORATION

Date:                      October 9, 2009

By:	/s/ Boy van Riel
Boy van Riel
Vice President and Treasurer

 (Authorized to sign on behalf of the Registrant as Principal Financial Officer).